Exhibit 10.36

UNITED STATES

SUBSCRIPTION AGREEMENT FOR UNITS

TO:	INTERNATIONAL BATTERY METALS LTD. (the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to acquire the number of Units (as defined herein) set forth below for the aggregate subscription price set forth below (the “Aggregate Subscription Price”), representing a subscription price of C$[*] per Unit, upon and subject to the terms and conditions set forth in the “Terms and Conditions of Subscription for Units” attached hereto (the “Terms and Conditions of Subscription”). This agreement (this “Subscription Agreement”) is comprised of this face page, the Corporation’s signature page (page 2 hereof), the Terms and Conditions of Subscription and the Exhibits hereto.

Number of Units:	10,906,000

Aggregate Subscription Price:	C$2,453,850

(Number of Units x C$0.225

EV Metals 8 LLC
(Name of Subscriber – please print)

By:	/s/ Jacob Warnock
(Authorized Signature)

Director
(Official Capacity or Title – please print)

[***]
(Subscriber’s Residential Address)

[***]
(Address continued, including postal code)

[***]
(Telephone Number)

[***]
(E-Mail Address)

By executing this Subscription Agreement, you are consenting to the collection, use and disclosure of information in the manner described in the privacy notices in Section 11 of this Subscription Agreement.

The Subscriber is X or is not     an “Insider” of the Corporation.

The Subscriber is     or is not X a “Registrant”.

The Subscriber is     or is not X a member of the “Pro Group”.

(as such terms are defined herein)

Deliver the Units as set forth below:

(Account reference, if applicable)

Jacob Warnock	[***]
(Contact Name)	(Telephone)

[***]
(Address)

[***]
(Address continued, including postal code)

Register the Units as set forth below:

EV Metals 8 LLC
(Registration Name)

(Registration Name continued)

[***]
(Address)

[***]
(Address continued, including postal code)

The Subscriber owns, directly or indirectly, the following number and type of securities of the Corporation:

Nil.

ACCEPTANCE: The Corporation hereby accepts the subscription set forth above on the terms and conditions contained in this Subscription Agreement.

ACCEPTED AS OF October 30, 2025.

INTERNATIONAL BATTERY METALS LTD.

By:	/s/ Joseph Mills
Authorized Signatory

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Category 17. [Rule 501(a)(6)]

A natural person who had an individual income in excess of U.S. $200,000 in each year of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

Category 18. [Rule 501(a)(7)]	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D under the U.S. Securities Act; or

Category 19. [Rule 501(a)(8)]

An entity in which each of the equity owners are accredited investors; or

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this category. If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this category may be available.)

Category 20. [Rule 501(a)(9)]	An entity, of a type not listed in Categories 1 through 14, 18 or 19 above, not formed for the specific purpose of acquiring the securities offered, owning “investments” (as defined in Rule 2a51-1(b) under the U.S. Investment Company Act of 1940, as amended) in excess of U.S.

$5,000,000; or

Category 21. [Rule 501(a)(10)]	A natural person holding in good standing one or more of the following professional licenses:
	(i)	General Securities Representative license (Series 7);

	(ii)	Private Securities Offerings Representative license (Series 82), and

	(iii)	Investment Adviser Representative license (Series 65); or

Category 22. [Rule 501(a)(11)]	A natural person who is a “knowledgeable employee” (as defined in Rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, as amended) of the issuer of the securities being offered or sold where the issuer would be an “investment company” (as defined in Section 3 of U.S. Investment Company Act of 1940, as amended), but for the exclusion provided by either Section 3(c)(1) or section 3(c)(7) of U.S. Investment Company Act of 1940, as amended; or

Category 23. [Rule 501(a)(12)]	A “family office” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended):

	(i)	with assets under management in excess of U.S. $5,000,000,

	(ii)	that is not formed for the specific purpose of acquiring the securities offered, and

	(iii)	whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

Category 24. [Rule 501(a)(13)]	A “family client” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended) of a family office meeting the requirements in Category 23 above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of Category 23.

Dated:	October [*], 2025		EV METALS 8 LLC
Print name of Subscriber

		By:	/s/ Jacob Warnock
Signature

Jacob Warnock
Print name of Signatory

Manager
Title

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